Exhibit 10.1

THIRD AMENDMENT TO

REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of January 27, 2020, is entered into by and among GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC, a Delaware limited liability company (“Borrower”), MUFG UNION BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Letter of Credit Issuer, and the Lenders.

RECITALS

WHEREAS, the parties hereto have entered into that certain Revolving Credit Agreement dated as of May 7, 2019, as amended by that certain First Amendment to Revolving Credit Agreement dated as of July 31, 2019, and as further amended by that certain Second Amendment to Revolving Credit Agreement dated as of December 6, 2019 (as may be further amended, the “Credit Agreement”);

WHEREAS, the Borrower has requested an increase to the Maximum Commitment and certain related changes to the Credit Agreement;

WHEREAS, Societe Generale (“Joining Lender”) is hereby joined to the Credit Agreement as a Subsequent Lender and a Lender;

WHEREAS, Borrower, the Administrative Agent, and the Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

2. Changes to the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto.

3. Joinder of Joining Lenders. Joining Lender hereby agrees with the Borrower, Administrative Agent, and the Lenders as follows:

3.1 Joining Lender hereby acknowledges, agrees and confirms that, by its execution of this Amendment, it will be deemed to be a party to the Credit Agreement and a Lender for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement and the other Loan Documents. Joining Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender. The Commitment of each Lender, including Joining Lender, shall be the amount set forth opposite such Lender’s name on Schedule 1.01 to Annex I hereto which shall replace Schedule 1.01 to the Credit Agreement.

3.2 Joining Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment and Assumptions which are available to the Joining Lender upon request), together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Amendment, and the performance by Joining Lender as a Lender under the Credit Agreement, have been obtained; (c) confirms that it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (d) agrees that it will, independently and without reliance upon Administrative Agent or any other Lender or Borrower Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (e) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof together with such powers and discretion as are reasonably incidental thereto; (f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) confirms that it has previously delivered to Administrative Agent and the Borrower Parties duly completed and executed copies of any documentation required to be delivered by it pursuant to Section 4.01(e) of the Credit Agreement.

3.3 As of the Amendment Effective Date, Joining Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Amendment, shall have the rights and obligations of a Lender thereunder.

3.4 Joining Lender represents and warrants that, upon the Amendment Effective Date, each of the Credit Agreement and the Loan Documents constitutes Joining Lender’s duly authorized, legal, valid, binding and enforceable obligation.

3.5 From and after the Amendment Effective Date, Administrative Agent shall, to the extent received from the Borrower Parties, make all payments under the Credit Agreement in respect of the interest of Joining Lender acquired pursuant to this Amendment (including, without limitation, all payments of principal and interest with respect thereto) to Joining Lender as a Lender under the Credit Agreement.

3.6 Any notice, demand, request or other communication to be delivered to Joining Lender under or with respect to the Credit Agreement or any other Loan Document shall be delivered in accordance with Section 12.07 of the Credit Agreement. Joining Lender agrees that Administrative Agent may rely on Joining Lender’s address, facsimile number, telephone number, and the name of a contact person, all as set forth in its Administrative Questionnaire delivered in connection with the Credit Agreement, until Joining Lender provides Administrative Agent with a written notice in accordance with Section 12.07 of the Credit Agreement designating a different address, facsimile number, telephone number or contact person.

4. Effectiveness. This Amendment shall become effective subject to Administrative Agent’s receipt or waiver of the following (such date, the “Amendment Effective Date”):

4.1 Amendment. This Amendment, duly executed and delivered by Borrower, the Lenders, Joining Lender and the Administrative Agent;

4.2 Note. If requested, a Note made payable to Joining Lender, duly executed and delivered by Borrower;

4.3 Reliance Letters. A reliance letter with respect to the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to Borrower, dated as of the Closing Date, in a form reasonably acceptable to Administrative Agent. Borrower hereby requests that such counsel deliver such reliance letter to Administrative Agent and Joining Lender; and

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4.4 Fees. Payment by Borrower of the Facility Increase Fee and all other reasonable and documented fees and expenses of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby, including without limitation the reasonable and documented fees and disbursements through the Amendment Effective Date of the Administrative Agent’s special counsel, Haynes and Boone, LLP.

5. Miscellaneous.

5.1 Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.2 References to the Credit Agreement. Upon the effectiveness of this Amendment, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and (b) each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.3 Representations and Warranties. Borrower hereby represents and warrants that (a) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, (b) no Event of Default or Default has occurred and is continuing and (c) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty was true and correct in all material respects as of such earlier date).

5.4 Reaffirmation of Covenants, Representations and Warranties. Borrower (a) affirms all of its obligations under the Loan Documents and (b) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such party’s obligations under the Loan Documents.

5.5 Reaffirmation of Security Interests. Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting, and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

5.6 No Other Changes. Except as specifically amended or waived by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.7 No Other Waivers. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

5.8 Governing Law. This Amendment, and any claim, controversy or dispute arising under or related to or in connection therewith, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties hereunder shall be governed by the laws of the State of New York without regard to any conflicts of law principles other than Section 5-1401 of the New York General Obligations Law.

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5.9 Jurisdiction. Section 12.09 of the Credit Agreement is hereby incorporated into this Amendment by reference, mutatis mutandis.

5.10 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.

5.11 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.

5.12 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer

Signature Page to

Third Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

MUFG UNION BANK, N.A., as Administrative Agent and the Letter of Credit Issuer

By:	/s/ Grace Kobayashi
Name: Grace Kobayashi
Title: Vice President

Signature Page to

Third Amendment to Revolving Credit Agreement

LENDERS:

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Grace Kobayashi
Name: Grace Kobayashi
Title: Vice President

Signature Page to

Third Amendment to Revolving Credit Agreement

PEOPLE’S UNITED BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael D. Sinclair
Name: Michael D. Sinclair
Title: Senior Vice President & Team Leader

Signature Page to

Third Amendment to Revolving Credit Agreement

WESTERN ALLIANCE BANK, as a Lender

By:	/s/ Guy Simpson
Name: Guy Simpson
Title: Regional President

Signature Page to

Third Amendment to Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lawrence Belter
Name: Lawrence Belter
Title: Senior Vice President

Signature Page to

Third Amendment to Revolving Credit Agreement

JOINING LENDER:

SOCIETE GENERALE, as a Lender

By:	/s/ Laurie Lawler
Name: Laurie Lawler
Title: Managing Director

Address:

245 Park Avenue
New York, NY 10167

Signature Page to

Third Amendment to Revolving Credit Agreement

Annex I

Changes to Revolving Credit Agreement

(See attached)

Conformed Copy

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC,

as Initial Borrower

REVOLVING CREDIT AGREEMENT

MUFG UNION BANK, N.A.,

as Administrative Agent, Sole Lead Arranger and Sole Bookrunner

May 7, 2019

(as amended through the ~~Second~~Third Amendment to Revolving Credit Agreement

dated as of ~~December 6, 2019~~January 27, 2020)

12.10 Invalid Provisions. If any provision of this Credit Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Credit Agreement, such provision shall be fully severable and this Credit Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Credit Agreement, and the remaining provisions of this Credit Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Credit Agreement, unless such continued effectiveness of this Credit Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. If any provision of this Credit Agreement shall conflict with or be inconsistent with any provision of any of the other Loan Documents, then the terms, conditions and provisions of this Credit Agreement shall prevail.

12.11 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except: (i) by way of assignment in accordance with the provisions of clause (b) and (j) of this Section 12.11; (ii) by way of participation in accordance with the provisions of clause (e) of this Section 12.11; or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (g) of this Section 12.11 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and Participants to the extent provided in clause (e) of this Section 12.11, and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignee (each, an “Assignee”) all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purpose of this clause (b), participations in Letter of Credit Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subclause (A) above, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 (and shall be in an integral multiple of $100,000); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Assignee (or to an Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except as set forth in the definition of “Eligible Assignee”.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with Administrative Agent’s customary processing and recordation fee; provided, however, that Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made: (A) to a Borrower Party or any Affiliate or Subsidiary of any Borrower Party; (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B); or (C) to a natural person; or (D) to any Person that is not a Qualified Purchaser; or (E) to any Person that is not an Eligible Assignee.

(vi) Borrower Requested Assignments. Each assignment made as a result of a demand by Borrowers under Section 12.13 shall be arranged by Borrowers after consultation with Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Credit Agreement or an assignment of a portion of such rights and obligations made concurrently with another assignment or assignments that together constitute an assignment of all of the rights and obligations of the assigning Lender.

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Borrowers and Administrative Agent, the applicable pro-rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to: (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to Administrative Agent or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro-rata share of all Loans and participations in Letters of Credit in accordance with its applicable share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

(c) Effect of Assignment. Subject to acceptance and recording thereof by Administrative Agent pursuant to clause (d) of this Section 12.11, from and after the effective date specified in each Assignment and Assumption, the Assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender, as applicable, under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits and obligations of Sections 4.01, 4.04, 4.05 and 12.06 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each applicable Borrower Party (at its expense) shall execute and deliver a Note to the Lender, and the applicable existing Note or Notes shall be returned to the applicable Borrower Party. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (e) of this Section.

(d) Register. Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower Parties, shall maintain at Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in an electronic form) and a register for the recordation of the names and addresses of the Lenders and any Participants of which the Administrative Agent becomes aware, and the Commitments of, and principal amounts (and stated interest) of the Loans and Letter of Credit Obligations owing to, each applicable Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and each Borrower Party, Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder, as the case may be, for all purposes of this Credit Agreement, notwithstanding notice to the contrary. In addition, Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower Parties and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(e) Participations. Any Lender may at any time, with the consent of ~~Administrative Agent and, unless an Event of Default exists and is continuing,~~ Borrowers (not to be unreasonably withheld or delayed), sell participations to any Person that is a Qualified Purchaser (other than a natural person, a Defaulting Lender, or a Borrower Party or any Affiliate or Subsidiary thereof) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in Letter of Credit Obligations) owing to it); provided that ~~any Lender may sell a participation in its rights and obligations hereunder only with the written consent of the Lender(s) , and~~Borrowers’ consent will not be required if an Event of Default exists and is continuing; provided, further that: (i) such Lender’s obligations under this Credit Agreement shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) each Borrower Party, Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.06(e) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such

Schedule 1.01

LENDER COMMITMENTS

Lender	Commitments of Lender		Applicable Percentage
MUFG Union Bank, N.A.		$125,000,000	~~31.250000000~~25.000000000%
Western Alliance Bank		$125,000,000	~~31.250000000~~25.000000000%
Societe Generale		$100,000,000	20.000000000%
PNC Bank, National Association		$100,000,000	~~25.000000000~~20.000000000%
People’s United Bank National Association		$50,000,000	~~12.500000000~~10.000000000%

TOTAL	$	~~400,000,000~~500,000,000	100%